                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.      )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement             / /  Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       ROBERTSON STEPHENS INVESTMENT TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                       ROBERTSON STEPHENS INVESTMENT TRUST
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

--------------------------------------------------------------------------------

(1) Title of each class of securities to which transaction applies: Robertson Stephens Value + Growth Fund series of Trust

(2)  Aggregate number of securities to which transaction applies: Unlimited

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:  $125.00

--------------------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                      ROBERTSON STEPHENS INVESTMENT TRUST
                             555 CALIFORNIA STREET
                        SAN FRANCISCO, CALIFORNIA 94104

                                                                November 7, 1995

TO SHAREHOLDERS OF ROBERTSON STEPHENS VALUE + GROWTH FUND:

    We are pleased to provide the enclosed proxy materials for the Meeting of Shareholders of Robertson Stephens Value + Growth Fund to be held on December 19, 1995.

    At the meeting, you will be asked to approve a Distribution Plan for your Fund. Under the Distribution Plan, the Fund will make payments to Robertson, Stephens & Company, L.P., the Fund's distributor, to compensate it for services rendered and expenses borne by it in connection with the distribution of the Fund's shares. Robertson, Stephens & Company Investment Management, L.P., the Fund's investment manager, has agreed to reduce the Fund's investment advisory fees by an amount equal to the payments received by Robertson, Stephens & Company, L.P. under the Distribution Plan. AS A RESULT, IMPLEMENTATION OF THE DISTRIBUTION PLAN WILL NOT RESULT IN ANY CHANGE IN THE FUND'S OPERATING EXPENSES.

    YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU APPROVE THE DISTRIBUTION PLAN. The proposal, and the reasons for the Board's recommendation, are described in greater detail in the attached Proxy Statement.

    PLEASE RETURN YOUR PROXY TODAY. IT IS IMPORTANT THAT YOU RESPOND BEFORE NOVEMBER 20, 1995 IN ORDER TO AVOID THE EXPENSE OF ADDITIONAL MAILINGS. If you have questions regarding the proposal, please call the Fund at 1-800-766-FUND today. We appreciate your continued trust and confidence and look forward to earning it well into the future.

                                           Sincerely,

                                           G. Randy Hecht
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                      ROBERTSON STEPHENS INVESTMENT TRUST
                       NOTICE OF MEETING OF SHAREHOLDERS
                   OF ROBERTSON STEPHENS VALUE + GROWTH FUND
                               DECEMBER 19, 1995

To the Shareholders:

    Notice is hereby given that a Meeting of Shareholders of Robertson Stephens Value + Growth Fund (the "Fund") will be held at 9:30 a.m. (Pacific time), on Tuesday, December 19, 1995 at 555 California Street, 26th floor, San Francisco, California, for the following purposes:

    1.  To approve or disapprove a proposed Distribution Plan for the Fund.

    2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on October 25, 1995 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                           By order of the Board of Trustees,

                                           Robert A. Zidar
                                           SECRETARY

San Francisco, California
November 7, 1995

                             YOUR VOTE IS IMPORTANT
 PLEASE FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                      ROBERTSON STEPHENS INVESTMENT TRUST
                             555 CALIFORNIA STREET
                        SAN FRANCISCO, CALIFORNIA 94104

                            ------------------------

                                PROXY STATEMENT
                           MEETING OF SHAREHOLDERS OF
                     ROBERTSON STEPHENS VALUE + GROWTH FUND
                        TO BE HELD ON DECEMBER 19, 1995

    The enclosed proxy is solicited on behalf of the Board of Trustees of Robertson Stephens Investment Trust (the "Trust") for use at the Meeting of Shareholders (the "Meeting") of Robertson Stephens Value + Growth Fund (the "Fund"), to be held at 9:30 a.m. (Pacific time) on Tuesday, December 19, 1995 at 555 California Street, 26th floor, San Francisco, California, and at any adjournment or adjournments thereof. These proxy materials are being mailed to shareholders beginning on or about November 7, 1995. A COPY OF THE ANNUAL REPORT OF THE FUND, WHICH INCLUDES INFORMATION ABOUT THE FUND FOR THE FISCAL YEAR ENDED MARCH 31, 1995, MAY BE OBTAINED WITHOUT CHARGE BY CALLING THE FUND AT 1-800-776-FUND, OR BY WRITING TO THE ABOVE ADDRESS.

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. Shares of shareholders abstaining from voting will be counted at the Meeting for purposes of determining a quorum, but will not be voted. If no instructions are specified, shares will be voted for the Proposal set forth in the notice of Meeting (the "Proposal"). If any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxy on such matters in accordance with their best judgement. You may revoke a proxy at any time prior to the time it is voted by providing written notice to the Secretary of the Trust, by executing and delivering to the Trust a subsequent proxy, or by attending the Meeting and voting in person.

    The Trustees have fixed the close of business on October 25, 1995 (the "Record Date") as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Meeting. The number of shares of the Fund issued and outstanding and entitled to vote as of the Record Date was 51,277,584.5710, held by approximately 27,109 holders of record.

                        PROPOSAL: TO APPROVE A PROPOSED
                         DISTRIBUTION PLAN FOR THE FUND

    At the Meeting, shareholders will be asked to approve a Distribution Plan (the "Distribution Plan") under which the Fund would compensate Robertson, Stephens & Company, L.P., the Fund's distributor ("RS&Co."), for services rendered, and expenses borne, by it in connection with the distribution of the Fund's shares. A copy of the proposed Distribution Plan is attached as Exhibit A, and the following description of the Plan is qualified in its entirety by reference to Exhibit A.

    As described in greater detail below, the Fund's investment adviser, Robertson, Stephens & Company Investment Management, L.P. ("RSIM"), has agreed to reduce its investment advisory fee by an amount equal to the payments received by RS&Co. under the Distribution Plan. As a result, implementation of the Distribution Plan will not result in any change in the Fund's operating expenses.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED DISTRIBUTION PLAN.

    BACKGROUND. RS&Co. serves as the distributor of the Fund's shares pursuant to an Underwriting Agreement between the Trust and RS&Co. As distributor, RS&Co. is obligated to use its best efforts to promote the sale of shares of the Fund, and to bear certain expenses related to the distribution of the Fund's shares, including, among other things, the preparation and printing of sales literature, advertising expenses, and other distribution-related expenses (such as, for example, compensation of sales personnel employed by RS&Co.). RS&Co. does not receive any compensation from the Fund for its services. The Underwriting Agreement permits RS&Co. to charge a sales commission on the sale of shares of the Fund, but RS&Co. has not done so to date, and has no intention to do so.

    RS&Co. pays the expenses of distributing the Fund's shares out of its own assets. Such assets may include the legitimate profits earned by RSIM, the Fund's investment adviser and an affiliate of RS&Co., under its investment advisory agreement with the Fund (the "Advisory Agreement"). The Fund pays fees to RSIM under the Advisory Agreement at the annual rate of 1.25% of the Fund's average daily net assets.

    THE PROPOSED DISTRIBUTION PLAN. The proposed Distribution Plan contemplates that RS&Co. will provide distribution, marketing, administrative, and other services related to selling Fund shares to existing and prospective shareholders. Under the Plan, the Fund would pay to RS&Co., as compensation for services rendered and expenses borne by RS&Co. in connection with the promotion and distribution of the Fund's shares, an annual fee of 0.25% of the Fund's average daily net assets. The fees paid to RS&Co. under the Plan may be used to pay for any expenses principally intended to result in the sale of shares of the Fund, including, by way of example, incentive compensation to broker-dealers engaged in distribution, salaries of personnel, office and management facilities, costs related to advertising and promotion, and preparing, printing, and distributing sales literature.

    Since RS&Co.'s compensation under the Distribution Plan is not directly tied to its expenses, the amount of compensation received by RS&Co. during any year may be more or less than its actual expenses. If the Plan should be terminated as provided below or if it is not renewed, the Fund would not be liable for any expenses incurred by RS&Co. in excess of the payments received by it under the Plan. However, shareholders should consider that, absent a material change in circumstances, it is possible that payments under the Plan will continue for the purpose of compensating RS&Co. for its distribution services and for expenses previously incurred and related financing costs.

    Continuance of the Distribution Plan requires specific approval at least annually by vote of both a majority of the Trustees and a majority of the Trustees who have no direct or indirect financial interest in the Plan or related agreements (the "Qualified Trustees"). The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amount of distribution expenses permitted under the Plan without the approval of shareholders and may not be materially amended in any way without a vote of a majority of both the Trustees and the Qualified Trustees at a meeting called for that purpose. The Distribution Plan requires that the Trustees shall receive and review at least quarterly a written report of amounts paid under the Plan and the purposes for which such expenditures were made. It is expected that, if the Distribution Plan is approved by shareholders, it will take effect on January 1, 1996, and will continue in effect until January 1, 1997 and thereafter for successive annual periods as long as its continuance is approved annually in accordance with the terms of the Distribution Plan and with the requirements of the Investment Company Act of 1940, as amended.

    Mr. G. Randy Hecht and Mr. John P. Rohal, Trustees of the Trust, are employees and officers of RSIM, RS&Co., or their affiliates.

    REASONS FOR THE PROPOSAL. The Trustees of the Trust, including all of the Qualified Trustees, recommend that shareholders approve the proposed Distribution Plan. In arriving at that recommendation, the Trustees considered, among other things, the nature and quality of the services RS&Co. has provided to date in its capacity as distributor to the Fund; the expenses RS&Co. incurs in connection with the distribution of the Fund's shares; distribution fees paid by other investment companies for similar distribution services; the proposed reduction in the fees paid by the Fund under the Advisory Agreement, as described below; and the possibility that an increase in the size of the Fund through increased distribution of the Fund's shares may over time result in a reduction in the operating expenses of the Fund.

    The Distribution Plan may be implemented, and continued from year to year thereafter, only if the Board of Trustees, including a majority of the Qualified Trustees, determines (based on the factors described above or such other or different factors as it may consider appropriate) that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. It is expected that the Board will meet in person to consider implementation of the Distribution Plan during November 1995.

    REDUCTION IN FEES PAYABLE UNDER THE ADVISORY AGREEMENT. In order to limit the Fund's expenses, RSIM has agreed to amend the Advisory Agreement to reduce the fees payable to it under that Agreement by an amount equal to the payments received by RS&Co. under the Distribution

Plan. As a result, implementation of the Distribution Plan will not result in any change in the operating expenses of the Fund. If shareholders do not approve the Distribution Plan or the Plan is not implemented, that fee reduction will not be implemented.

    EFFECT OF THE NEW ARRANGEMENTS ON THE FUND'S EXPENSES. The following table summarizes the maximum transaction costs from investing in the Fund, and the expenses incurred by the Fund for its most recent fiscal year. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods. The pro forma expenses in the table and in the Examples reflect the expenses the Fund would bear assuming implementation of the Distribution Plan and reduction of RSIM's fees under the Advisory Agreement.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases..........................................  None
Sales Load Imposed on Reinvested Dividends...............................  None
Deferred Sales Charge....................................................  None
Redemption Fee*..........................................................  None
Exchange Fee.............................................................  None

------------------------
    *   A $9.00 fee is charged for redemptions made by bank wire.

                                                                                  ACTUAL    PRO FORMA
                                                                                 ---------  ----------
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average net assets)
  Management Fees..............................................................      1.25%       1.00%
  12b-1 Fees...................................................................       None       0.25%
  Other Expenses...............................................................      0.43%       0.43%
                                                                                 ---------  ----------
    Total Fund Operating Expenses..............................................      1.68%       1.68%

EXAMPLES

    An investment of $1,000 in the Fund would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

                                                                    1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                  -----------  -----------  -----------  -----------
Based on actual expenses:.......................................   $      17    $      53    $      91    $     199
Based on pro forma expenses:....................................   $      17    $      53    $      91    $     199

    The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses of the Fund. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. If the Distribution Plan is implemented, long-term shareholders of the Fund may pay more than the economic equivalent of the maximum front-end sales load permitted under applicable broker-dealer sales rules.

    REQUIRED VOTE. Approval of the Distribution Plan requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, and (ii) more than 50% of the outstanding shares of the Fund.

    Each share is entitled to one vote, with fractional shares voting proportionally. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as inspectors of election for the Meeting. The inspectors of election will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The inspectors of election will count all shares represented by proxies that reflect abstentions and "broker non-votes" (I.E., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote) for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on the Proposal.

    To the knowledge of the Fund, no person owns beneficially more than 5% of the outstanding shares of the Fund. Trustees and officers of the Fund own, as a group, less than 1% of the Fund's outstanding shares. The address of RSIM and RS&Co. is 555 California Street, San Francisco, California 94104.

                                 MISCELLANEOUS

    OTHER BUSINESS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

    DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Fund does not currently intend to hold such a meeting in 1996. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received within a reasonable period of time prior to any such meeting.

    COSTS OF SOLICITATION. The costs of solicitation of proxies will be borne by the Fund. Solicitation of proxies by personal interview, mail, telephone, and telegraph may be made by officers and Trustees of the Trust (who will receive no compensation therefor in addition to their regular salaries). In addition, the firm of D.F. King & Co., Inc. has been retained to assist in the solicitation of proxies, at a cost to the Fund which is not expected to exceed $3,500, plus reimbursements of the firm's out-of-pocket expenses.

    ADJOURNMENT. If sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The Fund would pay the costs of any additional solicitation and of any adjourned session.

San Francisco, California
November 7, 1995

                                                                       EXHIBIT A
                     ROBERTSON STEPHENS VALUE + GROWTH FUND
                ------------------------------------------------
                               DISTRIBUTION PLAN

    This Distribution Plan (the "Plan") is adopted in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Act"), by ROBERTSON STEPHENS INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), with respect to its series of shares designated as ROBERTSON STEPHENS VALUE + GROWTH FUND (the "Fund").

    1. ANNUAL FEE. The Trust will pay to Robertson, Stephens & Company, L.P. ("RS&Co."), as the distributor of the Fund's shares, an annual fee for RS&Co.'s services in such capacity including its expenses in connection with the promotion and distribution of the Fund's shares (collectively, "Distribution Expenses"). The annual fee paid to RS&Co. under the Plan will be calculated daily and paid monthly by the Fund on the first day of each month at an annual rate of 0.25% of the Fund's average daily net assets.

    2. DISTRIBUTION EXPENSES IN EXCESS OF OR LESS THAN AMOUNT OF FEE. All Distribution Expenses of RS&Co. in excess of its compensation hereunder shall be borne by RS&Co. The fees paid by the Trust on behalf of the Fund shall not be refundable in the event that in any given year the fees are greater than RS&Co.'s Distribution Expenses for that year.

    3. EXPENSES COVERED BY THE PLAN. The fee paid to RS&Co. under Section 1 of the Plan may be used by RS&Co. to pay for any expenses primarily intended to result in the sale of the Fund's shares, including, but not limited to: (a) costs of payments, including incentive compensation, made to the partners and employees of, agents for and consultants to RS&Co. or any other broker-dealers that engage in the distribution of the Fund's shares; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of the Fund's shares, including, but not limited to, personnel of RS&Co., office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Trust's transfer agency; (c) all payments made pursuant to the form of Distribution and Service Agreement attached hereto as an Exhibit; (d) costs relating to the formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to the Fund; and (g) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Trust may, from time to time, deem advisable. Such expenses shall be deemed incurred whether paid directly by RS&Co. or by a third party to the extent reimbursed therefor by RS&Co.

    4. PROPHYLACTIC PROVISIONS. No additional payments are to be made by the Trust with respect to the Fund as a result of the Plan other than (a) the compensation the Fund is otherwise obligated to pay to Robertson, Stephens & Company Investment Management, L.P. (the "Adviser") pursuant to the Investment Advisory Agreement as in effect at any time, (b) payments pursuant to Section 1 of the Plan, and (c) payments made by the Fund in the ordinary course of its business. To the extent any payments by the Fund under Subparagraph (b) above, or to or by the Adviser, RS&Co. or other parties on behalf of the Fund, the Adviser or RS&Co. are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of the Rule, then such payments shall be deemed to have been made pursuant to the Plan, except that the limitation set forth in the first sentence of Section 2 of the Plan shall not apply. The costs and activities, the payment of which are intended to be within the scope of the Plan pursuant to this Section, shall include, but not necessarily be limited to, the following:

    a. the costs of preparing, printing, and mailing all required reports and notices to existing shareholders;

    b. the costs of preparing, printing, and mailing or other dissemination of all prospectuses and statements of additional information;

    c. the costs of preparing, printing and mailing any proxy statements, proxies and related solicitation materials;

    d. all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies, proxy statements and related solicitation materials;

    e. all fees and expenses relating to the qualification of the Trust and/or Fund and/or its shares under the securities or "Blue Sky" laws of any jurisdiction;

    f. all fees under the Securities Act of 1933 and the Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares;

    g. all fees and assessments of the Investment Company Institute and other trade or any successor organizations, irrespective of whether some of its activities are designed to provide sales assistance;

    h. all costs of preparing and mailing confirmations of shares sold or redeemed, and reports of share balances;

    i. all costs of responding to telephone or mail inquiries of investors or prospective investors; and

    j. payments to dealers, financial institutions, advisers, or other firms, any one of whom may receive monies (in addition to any amounts paid pursuant to the Exhibit hereto) in respect to the Fund's shares owned by shareholders for whom such firm is the dealer of record or holder of record in any capacity, or with whom such firm has a servicing, agency, or distribution relationship. Servicing may include, among other things: (A) answering client inquiries regarding the Fund; (B) assisting clients in changing account designations and addresses; (C) performing subaccounting; (D) establishing and maintaining shareholder accounts and records; (E) processing purchase and redemption transactions; (F) providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by such firm; (G) arranging for bank wire transfers; and (H) such other services as the Fund may require.

    5. WRITTEN REPORTS. RS&Co. shall furnish to the Board of Trustees of the Trust, for their review, on a quarterly basis, a written report of the monies paid to it under the Plan and the purposes for which such monies were expended, and shall furnish the Board of Trustees of the Trust with such other information as the Board of Trustees may reasonably request in connection with the payments made under the Plan in order to enable the Board of Trustees to make an informed determination of whether the Plan should be continued.

    6. TERMINATION. The Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund or by a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees"), and any Distribution and Service Agreement under the Plan may be likewise terminated, on not more than sixty (60) days prior written notice.

    7. AMENDMENTS. The Plan and any Distribution and Service Agreement may not be amended to increase materially the amount to be spent for distribution and servicing of Fund shares pursuant to Section 1 hereof without approval by a majority of the outstanding voting securities of the Fund. All material amendments to the Plan and any Distribution and Service Agreement entered into with third parties shall also be approved in the manner described in Section 10, below.

    8. SELECTION OF NON-INTERESTED TRUSTEES. So long as the Plan is in effect, the selection and nomination of the Trust's non-interested Trustees shall be committed to the discretion of such non-interested Trustees.

    9. RELATIONSHIP TO AGREEMENT AND DECLARATION OF TRUST. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Plan is executed on behalf of the Trustees of the Trust as Trustees, and not individually, and that the Trust's obligations arising out of this Plan are not binding upon the Trustees or holders of the Trust's shares individually but are binding only upon the assets and property of the Fund.

    10. EFFECTIVE DATE OF PLAN. The Plan shall take effect on January 1, 1996, and, unless sooner terminated, shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (i) the Trustees of the Trust, and (ii) the Qualified Trustees, cast in person at a meeting called for the purpose of voting on this Plan.

    11. PRESERVATION OF MATERIALS. The Trust will preserve copies of the Plan, any agreements relating to the Plan and any report made pursuant to Section 5 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

    12. MEANINGS OF CERTAIN TERMS. As used in the Plan, the terms "interested person," "majority of the outstanding voting securities" and "assignment" will be deemed to have the same meaning that those terms have under the Act and the rules and regulations under the Act, subject to any exemption that may be granted to the Trust under the Act by the Securities and Exchange Commission.

    This Plan and the terms and provisions hereof are hereby accepted and agreed to by the Trust, on behalf of the Fund, and RS&Co., as evidenced by their
execution hereof, as of this    day of          , 1995.

                                           ROBERTSON STEPHENS
                                             INVESTMENT TRUST

                                           By:
                                           -------------------------------------
                                              G. Randy Hecht,
                                              PRESIDENT

                                           ROBERTSON, STEPHENS & COMPANY, L.P.

                                           By: Robertson, Stephens & Company,
                                              Incorporated, General Partner

                                           By:
                                           -------------------------------------
                                              G. Randy Hecht,
                                              CHIEF OPERATING OFFICER

                                    EXHIBIT
                     ROBERTSON STEPHENS VALUE + GROWTH FUND
                ------------------------------------------------
                       DISTRIBUTION AND SERVICE AGREEMENT

----------------------------------------
----------------------------------------
----------------------------------------
----------------------------------------

Gentlemen:

    This Distribution and Service Agreement has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), by ROBERTSON STEPHENS INVESTMENT TRUST, a Massachusetts business trust (the
"Trust"), on behalf of its series of shares designated as ROBERTSON STEPHENS VALUE + GROWTH FUND (the "Fund"), as part of a plan pursuant to said Rule (the "Plan"). The Plan has been approved by a majority of the Trustees who are not interested persons of the Trust or the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "non-interested Trustees"), cast in person at a meeting called for the purpose of voting on such Plan. Such approval included a determination that in the exercise of the reasonable business judgment of the Board of Trustees and in light of the Trustees' fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan has also been approved by a vote of at least a majority of the outstanding voting securities of the Fund, as defined in the Act.

    1. To the extent you provide distribution, marketing or administrative services, including, but not limited to, furnishing services and assistance to your customers who own Fund shares, answering routine inquiries regarding the Fund, or assisting in changing account designations and addresses, we shall pay you a monthly fee based on the average net asset value during any month of Fund shares which are attributable to customers of your firm, at the rate set forth on the Schedule attached hereto and made a part of this Agreement (the "Schedule"); PROVIDED, HOWEVER, that you acknowledge by your execution hereof that all payments by the Fund to us under the Plan shall be paid in accordance with Article III, Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., as such Section may change from time to time ("Section 26"), including, without limitation, the limitations set forth in
Section 26 on the maximum asset-based sales charges (as defined in Section 26) payable with respect to such shares. Accordingly, it is agreed that to the extent the fees payable to us under the Plan with respect to the Fund are reduced or prohibited by the operation of Section 26, our payments to you hereunder will likewise be reduced or will cease, and you agree that we shall be obligated to pay you a fee hereunder only if and to the extent we actually receive a fee from the Fund pursuant to the Plan.

    2.   In no  event may the aggregate  annual fee paid to  you pursuant to the
Schedule attached hereto exceed          [such amount to be negotiable by RS&Co.
but not to exceed 0.75%] percent of the value of the Fund's net assets held in your customers' accounts which are eligible for payment pursuant to this Agreement (determined in the same manner as the Fund uses to compute its net assets as set forth in its then effective Prospectus), without approval by a majority of the outstanding shares of the Fund.

    3. You shall furnish us and the Fund with such information as shall reasonably be requested by the Trust's Board of Trustees with respect to the fees paid to you pursuant to the Schedule.

    4. We shall furnish to the Board of Trustees of the Trust, for their review, on a quarterly basis, a written report of the amounts expended under the Plan by us with respect to the Fund and the purposes for which such expenditures were made.

    5. This Agreement may be terminated by us or by you, by the vote of a majority of the non-interested Trustees, or by a vote of a majority of the outstanding shares of the Fund, on sixty (60) days' prior written notice, all without payment of any penalty. It shall also be terminated automatically by any act that terminates the Fund's Distribution Plan with Robertson, Stephens & Company, L.P., and in the event of its assignment.

    6. The provisions of the Plan between the Trust and us, insofar as they relate to you, are incorporated herein by reference.

    This Agreement shall take effect on the date hereof.

                                           ROBERTSON, STEPHENS & COMPANY, L.P.

                                           By: Robertson, Stephens & Company,
                                              Incorporated, General Partner

                                           By:
                                           -------------------------------------
                                              Authorized Officer

                                           Agreed and Accepted:

                                           -------------------------------------
                                                            (Name)

                                           By:
                                           -------------------------------------
                                              (Authorized Officer)

                     ROBERTSON STEPHENS VALUE + GROWTH FUND

                            ------------------------

                 SCHEDULE TO DISTRIBUTION AND SERVICE AGREEMENT
                  BETWEEN ROBERTSON, STEPHENS & COMPANY, L.P.

                      ------------------------------------
                                     (NAME)

    Pursuant to the provisions of the Distribution and Service Agreement between the above parties with respect to ROBERTSON STEPHENS VALUE + GROWTH FUND (the "Fund"), Robertson, Stephens & Company, L.P. shall pay a monthly fee to the above-named party based on the average net asset value of Fund shares during the previous calendar month the sales of which are attributable to the above-named party, as follows:

________________________________________________________________________________

TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE, AND RETURN PROMPTLY.


ROBERTSON STEPHENS INVESTMENT TRUST
PROXY SERVICES
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858


ROBERTSON STEPHENS INVESTMENT TRUST
VALUE + GROWTH FUND
PROXY FOR THE MEETING OF SHAREHOLDERS
DECEMBER 19, 1995
PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints G. Randy Hecht, Terry R. Otton, and Robert A. Zidar, and each of them, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of Robertson Stephens Value + Growth Fund (the "Fund") on Tuesday, December 19, 1995 at 9:30 a.m. Pacific time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS / X /
                                              KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY.
                     ROBERTSON STEPHENS VALUE + GROWTH FUND

VOTE ON PROPOSAL
FOR  AGAINST   ABSTAIN
/ /    / /       / /

1. TO APPROVE THE DISTRIBUTION PLAN FOR THE ROBERTSON STEPHENS VALUE + GROWTH FUND.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR the Proposal.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


-------------------------------------
SIGNATURE

-------------------------------------
SIGNATURE(JOINT OWNERS)

------------------
DATE